UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ILLINOIS TOOL WORKS INC.
ILLINOIS TOOL WORKS INC.
3600 WEST LAKE AVENUE
ATTN: SHAREHOLDER RELATIONS
GLENVIEW, IL 60026-1215

Meeting Information

Meeting Type:	Annual
For holders as of:	03/10/09
Date: 05/08/09 Time: 3:00 P.M., CT

Location:	The Northern Trust Company (6th Floor) 50 South Lasalle Street Chicago, IL 60603
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT      ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/24/09.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A	Proposals - The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and AGAINST Proposal 3.

1.	Election of Directors:

	1a.	William F. Aldinger		1h. Harold B. Smith

	1b.	Marvin D. Brailsford		1i. David B. Speer

	1c.	Susan Crown		1j. Pamela B. Strobel

	1d.	Don H. Davis, Jr.	2.	Ratification of the appointment of Deloitte & Touche LLP as ITW’s independent registered public accounting firm for 2009.
	1e.	Robert C. McCormack
	1f.	Robert S. Morrison	3.	Stockholder Proposal, if presented at the meeting, urging the Board of Directors to seek Stockholder approval of any future extraordinary retirement benefits for senior executives.
	1g.	James A. Skinner

Illinois Tool Works Inc.
Corporate Headquarters
3600 West Lake Avenue
Glenview, IL 60026-1215
Telephone 847.724.7500

IMPORTANT INFORMATION FOR ITW 401(K) PLAN PARTICIPANTS
ILLINOIS TOOL WORKS INC.
2009 PROXY STATEMENT
2008 ANNUAL REPORT TO STOCKHOLDERS
Dear ITW 401(k) Plan Participant:
Enclosed is an Important Notice Regarding Availability of Proxy Materials (the “Notice”), informing you that our proxy statement and our annual report are now available by Internet. Please refer to the Notice for instructions on how to access the proxy materials online. You will need the 12-digit control number from the Notice to gain Internet access through www.proxyvote.com.
The enclosed Notice includes instructions for how to request and receive a paper or e-mail copy of the proxy materials. You may also pick up paper copies of the proxy statement and annual report from your Human Resources Department, but you need to follow the instructions on the Notice to cast your vote.
The enclosed Notice also includes instructions for how to vote your shares in person, by Internet or by mail. You will need to vote using one of these methods. THE NOTICE CANNOT BE USED TO CAST YOUR VOTE.
The deadline for voting shares held through the ITW 401(k) Plan is 11:59 p.m. Central Time, Wednesday, May 6, 2009. PLEASE NOTE THAT THIS DEADLINE IS EARLIER THAN THE DATE STATED ON THE PROXY CARD.
Please follow the instructions on the enclosed Notice to access your proxy materials and vote.